EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, N. Roderick McGeachy, III and Robert D. Martin, President and Chief Executive Officer and Interim Chief Financial Officer, respectively, of Tandy Brands Accessories, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 10, 2011	/s/ N. Roderick McGeachy, III N. Roderick McGeachy, III
President and Chief Executive Officer

/s/ Robert D. Martin Robert D. Martin
Interim Chief Financial Officer